UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )	June 29, 2007
MxEnergy Holdings Inc.
(Exact name of registrant as specified in its charter)
Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
595 Summer Street, Suite 300, Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code	(203) 356-1318
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2007, Thomas W. Hartmann, General Counsel of MxEnergy Holdings Inc. (the “Company”), commenced a leave of absence in order to resume extended active military duty as a Brigadier General in the United States Air Force JAG Corps.  Mr. Hartmann’s term of duty, which commenced July 1, 2007, is for a period of 24 months unless he is earlier relieved from duty. The Company has begun a search for full-time, in-house legal counsel and has hired temporary in-house legal counsel in the interim.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.

By:	/s/ Carole R. Artman-Hodge
Name: Carole R. Artman-Hodge
Title: Executive Vice President and Secretary

Date:  July 5, 2007